Davis Tax-Free High Income Fund, Inc.
                     Supplement dated January 17, 1997
                          to the Prospectus dated
              February 1, 1996, as revised September 1, 1996

paragraph (vi) "Sales at Net Asset Value" on page 16 of the Prospectus is revised by adding the following language to the end the first sentence.

; and (8) Class A shares purchased with redemption proceeds received within the prior 90 days from non Davis mutual funds on which the investor paid a front end or a contingent deferred sales charge. The Fund and the Adviser reserve the right to modify or eliminate any foregoing sales charge waivers if they determine that it is in the Fund's best interest to do so.